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                                                                   EXHIBIT 23.1

                       Consent of Coopers & Lybrand L.L.P.



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 8, 1997 on our audits of the financial statements of Planet Polymer Technologies, Inc. We also consent to the reference to our Firm under the caption "Experts."



                                               COOPERS & LYBRAND L.L.P.



San Diego, California
November 5, 1997